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                                                                    EXHIBIT 99.2


                         CONSENT OF DIRECTOR-NOMINEE

     I hereby consent to all references to me as a director-nominee in the Registration Statement of USA.NET, Inc. (registration file number 333-75687) and the Prospectus constituting a part thereof.




                                        /s/ MICHAEL C. RUETTGERS
                                        ----------------------------------
                                        Michael C. Ruettgers


May 25, 1999